Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Loans, allowance	$ 6,970	$ 6,925
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	23,501,972	16,427,917
Treasury stock, shares	152,359	133,007
Series B Preferred Stock [Member]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, share authorized	480,000	480,000
Preferred stock, share issued	0	480,000